Investor Presentation Janney CEO Forum James J. Kim Shannon R. Livingston Teresa Gilio January 31 -February 1, 2024 President & CEO Executive Vice President, Chief Financial Officer Executive Vice President, Chief Administrative Officer

Forward-Looking Statements 2 Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates; (3) a decline in economic conditions in the Central Valley and the Greater Sacramento Region, including the impact of inflation; (4) the Company’s ability to continue its internal growth at historical rates; (5) the Company’s ability to maintain its net interest margin; (6) the decline in quality of the Company’s earning assets; (7) a decline in credit quality; (8) changes in the regulatory environment; (9) fluctuations in the real estate market; (10) changes in general economic and business conditions, including inflation; (11) changes and trends in the securities markets (12) risks associated with acquisitions, relating to difficulty in integrating combined operations and related negative impact on earnings, and incurrence of substantial expenses; (13) political developments, uncertainties or instability, acts of war or terrorism, or hostilities; (14) natural disasters, such as earthquakes, drought, pandemic diseases or extreme weather events, any of which may affect services we use or affect our customers, employees or third parties with which we conduct business; (15) risks related to the proposed merger with Community West, including, among others, conditions to the closing of the merger may not be satisfied; the Company’s and Community West respective shareholders may fail to provide the requisite approvals for the consummation of the merger; the expected business expansion may be less successful as projected; the integration of each party’s management, personnel and operations may not be successfully achieved or may be materially delayed or may be more costly or difficult than expected, deposit attrition, customer or employee loss and/or revenue loss as a result of the announcement of the proposed merger, and expenses related to the proposed merger may be greater than expected, (16) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company. Central Valley Community Bancorp will undertake no obligation to revise or publicly release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made. When the Company uses in this presentation the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “commit,” “believe,” and similar expressions, the Company intends to identify forward-looking statements. Such statements are not guarantees of performance and are subject to certain risks, uncertainties and assumptions, including those described in this presentation. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected, projected, intended, committed or believed. The future results and shareholder values of the Company may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond the Company’s ability to control or predict. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information about the Proposed Merger and Where to Find It 3 Investors and security holders are urged to carefully review and consider each of Central Valley Community Bancorp “Central Valley” and Community West Bancshares “Community West” public filings with the Securities Exchange Commission (“SEC”), including but not limited to their respective Annual Reports on Form 10-K, its Proxy Statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Central Valley’s documents filed with the SEC may be obtained free of charge at Central Valley’s website at www.cvcb.com or at the SEC’s website at www.sec.gov. Central Valley’s documents may also be obtained free of charge from Central Valley by requesting them in writing to Central Valley Community Bancorp, 7100 N. Financial Drive, Suite 101, Fresno, California 93720; Attention: Corporate Secretary, or by telephone at (559)298-1775. Community West’s documents filed with the SEC may be obtained free of charge at Community West’s website at www.communitywestbank.com or at the SEC’s website at www.sec.gov. Community West documents may also be obtained free of charge from Community West by requesting them in writing to Community West Bancshares, 445 Pine Avenue, Goleta, California 93117, or by telephone at (805) 692-5821; Attention Corporate Secretary. Central Valley has filed a registration statement on Form S-4 with the SEC which includes a joint proxy statement/prospectus which has been distributed to the shareholders of Central Valley and Community West in connection with their vote on the merger. Before making any voting or investment decision, investors and security holders of Central Valley and Community West are urged to carefully read the entire joint proxy statement/prospectus, as well as any amendments or supplements thereto, because it contains important information about the proposed transaction. Investors and security holders are able to obtain the joint proxy statement/prospectus free of charge from the SEC’s website or from Central Valley or Community West by writing to the applicable address provided in the paragraph above. The directors, executive officers and certain other members of management and employees at Central Valley and Community West may be deemed participants in the solicitation of proxies in favor of the merger from their respective shareholders. Information about the directors and executive officers of Central Valley is included in the proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 31, 2023. Information about the directors and executive officers of Community West is included in the proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on April 17, 2023.

Proposed Merger Update 4 All customary regulatory approvals have been received  Special shareholder meetings set for February 8, 2024 Targeting early second quarter for legal close Conversion and integration project are ongoing Targeting third quarter for systems integration

Mission Inspire and empower our team to enrich and invest in every relationship by exceeding expectations. Values Teamwork Accountability Excellence Caring Integrity Inclusive

6 Executive Position Years at CVCY Years of Experience James J. Kim President & CEO 6 23 Shannon R. Livingston EVP, Chief Financial Officer 1 19 Patrick A. Luis EVP, Chief Credit Officer 3 38 Blaine C. Lauhon EVP, Chief Banking Officer 6 38 A. Kenneth Ramos EVP, Market Executive – South 4 36 Jeff M. Martin EVP, Market Executive – North 2 21 Teresa F. Gilio EVP, Chief Administrative Officer 14 41 Dawn M. Cagle EVP, Chief Human Resources Director 6 37 Experienced Executive Team

7 NASDAQ Symbol CVCY Market Capitalization $264 Million Institutional Ownership 52% Insider Ownership 16% Total Assets $2.4 Billion Headquarters Fresno, CA # of Banking Centers 20 Year Established 1980 Strategic Footprint Sacramento to Bakersfield As of December 31, 2023 Overview

8 2023 2022 2021 Total Assets $2.43 Billion $2.42 Billion $2.45 Billion Net Income $25.54 Million $26.65 Million $28.40 Million Diluted EPS $2.17 $2.27 $2.32 Net Interest Margin 3.58% 3.52% 3.54% ROAA 1.04% 1.09% 1.25% ROAE 13.81% 14.25% 11.50% Cash Dividends per share $0.48 $0.48 $0.47 Total Cost of Deposits 0.72% 0.06% 0.05% NPAs to Total Assets 0.00% 0.00% 0.04% Leverage Capital Ratio 9.18% 8.38% 8.03% Common Equity Tier 1 Ratio 12.78% 11.92% 12.48% Tier 1 Risk Based Capital Ratio 13.07% 12.22% 12.82% Total Risk Based Capital Ratio 16.08% 14.92% 15.80% Financial Highlights

CAGR = 3.17% 9 As of December 31, 2023 Source: NASDAQ Monthly Closing Price Data Attractive Investment Opportunity Dividend Payout Ratio – 22.12% Dividend Yield – 2.86% 5 10 15 20 25 30 12/1/2018 12/1/2019 12/1/2020 12/1/2021 12/1/2022 12/1/2023 Pr ic e CVCY Stock Price

10 Growing Franchise CAGR = 9.30% 1,577,410 1,574,089 1,832,987 2,267,615 2,439,394 2,460,358 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 2018 2019 2020 2021 2022 2023 Th ou sa nd s Average Total Assets

11 Strong Net Income & NIM 21,289 21,443 20,347 28,401 26,645 25,536 4.44 4.51 3.87 3.54 3.52 3.58 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 5.00 0 5,000 10,000 15,000 20,000 25,000 30,000 2018 2019 2020 2021 2022 2023 Pe rc en t Th ou sa nd s Net Income Net Interest Margin

12 Solid Earnings 1.35 1.36 1.11 1.25 1.09 1.04 10.07 9.39 8.85 11.50 14.25 13.81 - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 2018 2019 2020 2021 2022 2023 R O A E Pe rc en t R O A A P er ce nt ROAA / ROAE ROAA ROAE

13 Stable Deposit Base & Low Cost of Funds CAGR = 10.07% 1,333,754 1,295,780 1,568,194 1,974,576 2,156,092 2,155,240 0.09 0.15 0.09 0.05 0.06 0.72 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 2018 2019 2020 2021 2022 2023 Pe rc en t Th ou sa nd s Average Total Deposits Avg Deposits Cost of Funds

14 Attractive Deposit Mix Total Deposits = $2 Billion As of December 31, 2023 Non-Interest Bearing 47% Now/Savings 21% Money Market 24% TCDs 8%

15 Loan Totals & Yield CAGR = 6.82% 908,419 928,560 1,053,450 1,067,316 1,133,641 1,263,226 5.50 5.54 4.94 5.07 4.93 5.53 4.60 4.70 4.80 4.90 5.00 5.10 5.20 5.30 5.40 5.50 5.60 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2018 2019 2020 2021 2022 2023 Pe rc en t Th ou sa nd s Average Total Loans Total Loans Loan Yield

16 Well Diversified Loan Portfolio Commercial & Industrial, 8% Agriculture Production & Land, 12% Owner Occupied Real Estate, 17% Real Estate Construction & Land, 3% Commercial Real Estate, 42% Multi-Family Residential, 5% 1-4 Family, 10% Consumer, 4% As of December 31, 2023 Excludes Deferred Loan Fees Total Gross Loans = $1.29 Billion

17 Non Performing Assets 2,740 1,693 3,278 946 0 0 0.99 0.97 1.17 0.92 0.86 1.14 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2018 2019 2020 2021 2022 2023 Pe rc en t Th ou sa nd s Non Performing Assets ALLL/Loans

18 Special Mention Loans 26,254 28,183 36,406 40,845 31,024 9,000 2.86 2.99 3.30 3.93 2.47 0.70 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 2018 2019 2020 2021 2022 2023 Pe rc en t Th ou sa nd s Special Mention Loans SM Loans/Gross Loans

19 Substandard Loans 28,394 33,838 36,136 8,540 27,783 18,088 3.09 3.59 3.28 0.82 2.21 1.40 - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2018 2019 2020 2021 2022 2023 Pe rc en t Th ou sa nd s Substandard Loans Sub Loans/Gross Loans

20 Investment Portfolio 463,905 470,746 710,092 1,109,208 648,825 597,195 305,107 303,494 2.93% 3.11% 2.61% 2.31% 2.51% 3.00% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2018 2019 2020 2021 2022 2023 Th ou sa nd s AFS Securities HTM Securities Yield on Investments (TE)

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